UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — January 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Short Term Investment Fund

Semiannual report
1 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 10, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. The spread of the coronavirus into regions beyond China unnerved investors worldwide. In late February, largely in response to this issue, stock markets experienced their worst weekly performance since the 2008 financial crisis. As often happens when stocks decline sharply, bonds provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell below 1% for the first time in history.

While this is not the first time global financial markets have encountered such turbulence, it can be unsettling for investors. Markets that are usually rational can behave irrationally at times. Throughout history, however, markets have proven remarkably resilient, routinely recovering from short-term crisis events to move higher over longer time periods. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals have experience in all types of market conditions and remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

2 Short Term Investment Fund

Please describe the money market environment during the six-month reporting period ended January 31, 2020.

JOANNE The U.S. economy continued to be supported by a strong labor market with historically low unemployment and strong consumer spending. On the other hand, business investment and exports remained weak due to slowing global growth and trade policies. However, the risks to trade improved toward the end of the period. In December 2019, the United States and China announced a “phase one” trade deal. In addition, the United States, Mexico, and Canada completed a revised trade agreement.

In order to sustain the expansion, the Federal Reserve reduced interest rates by a quarter of a percentage point in September and again in October 2019. The Fed then paused to allow the stimulative effects of the rate cuts to filter through the economy. In December, the Fed held interest rates steady and signaled that it expects to leave rates unchanged in 2020 as long as market conditions remained broadly consistent with the central bank’s outlook. As 2020 began, the Fed held rates steady in

Short Term Investment Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/20. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

January, describing the U.S. economy as “rising at a moderate rate.”

With interest rates trending lower in response to the Fed’s rate cuts, short-term yields fell. The one-month London Interbank Offered Rate [LIBOR] fell from 2.22% on July 31, 2019, to 1.66% on January 31, 2020. The one-year LIBOR declined from 2.18% to 1.80% over the same time frame. However, the Fed’s Secured Overnight Financing Rate [SOFR] experienced elevated levels in September 2019 due to a spike in the rate of overnight Treasury repurchase agreements [repos], which underpin that index. [Financial institutions use overnight repos to raise short-term cash to finance their operations.] This development was driven by a shortage of reserves in the financial system, which pushed SOFR to a high of 5.25% that month. Ultimately, SOFR fell to a low of 1.52% in December 2019 and averaged 1.82% for the period.

In response to the volatility in the repo market during September 2019, the Fed took new measures to control short-term interest rates. To help stabilize the system, the Fed reinstated temporary open market operations on an overnight and term basis. Then, in October 2019, the Fed announced that it would begin purchasing $60 billion in U.S. Treasury bills each month to ensure there were ample reserves in the system. The Fed has committed to purchases through April 2020 and until the level of reserves are at a point that interest on excess reserves [IOER] and the Fed’s Reverse Repo Program [RRP] can control the central bank’s federal funds target rate.

To help keep the federal funds rate well within the Fed’s target range, policy makers also made some technical adjustments to the IOER and the rate on the Fed’s RRP. Fed Chair Jerome Powell noted in his January 2020 press conference that “we will continue to closely monitor conditions in money markets, and we will adjust these plans as conditions warrant.”

How did the fund perform during the period?

MIKE During the six-month reporting period ended January 31, 2020, the fund performed in line with its benchmark index, the ICE BofA U.S. Treasury Bill Index.

What was your investment strategy in this environment?

JOANNE During the period, we found floating-rate securities with various maturities and indexes that offered attractive spreads when the Fed was cutting rates. We maintained our exposure to floating-rate instruments indexed off the one-month LIBOR but added floating-rate securities indexed off the three-month LIBOR in the latter half of the period. In our opinion, these securities looked more attractive as LIBOR remained elevated due to year-end funding pressures. Finally, we continued to hold a high level of repos, with a mix of overnight and longer-term maturities to provide liquidity and lock in some attractive funding levels in the term market.

Against this backdrop, the fund’s weighted average maturity [WAM] declined slightly from 25 days on July 31, 2019, to 24 days at period-end. [WAM represents the average life of all the money market securities held in the portfolio.] The weighted average life [WAL] of the portfolio rose, however, from 69 days at the beginning of the period to 85 days at period-end due to the fund’s increased exposure to floating-rate securities. [WAL represents the average length of time for all the money market securities held in the portfolio to pay off principal at maturity.]

Short Term Investment Fund 5

What holdings exemplified your strategy?

MIKE We continued to enter into repos with high-quality counterparties collateralized by U.S. Treasuries, agency mortgage-backed securities, or investment-grade corporate bonds and notes. We also invested in commercial paper, certificate of deposits, U.S. Treasury notes, and floating-rate notes issued by large, and in our opinion, creditworthy financial institutions, such as US Bank and Bank of America. We believe U.S. banks generally have strong credit profiles. We expect the macroeconomic environment to remain supportive of U.S. bank credit fundamentals. We expect healthy earnings supported by good underlying asset quality performance to continue for the foreseeable future. Additionally, we believe capital and leverage measures should also continue to be strong.

The fund also invested in asset-backed commercial paper [ABCP] programs like Thunder Bay Funding LLC and Chariot Funding. We continue to favor ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans.

What are your expectations for Fed rate policy in the coming months?

JOANNE Following the Fed’s January policy meeting, Chair Powell stated that the Fed views its current benchmark rate as appropriate.  He noted, “We believe monetary policy is well positioned to serve the American people by supporting continued economic growth, a strong job market, and a return of inflation to our symmetric 2 percent goal.”

The Fed is closely monitoring conditions in the money markets to ensure an “efficient and effective implementation of monetary policy.” We will continue to maintain a conservative, high-quality portfolio, seeking to capture the highest possible yields while maintaining liquidity.

Thank you both for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended January 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 1/31/20

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class P (2/19/13)
Net asset value	6.41%	0.90%	6.27%	1.22%	5.60%	1.83%	2.29%	1.00%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/20

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	5.90%	0.83%	5.73%	1.12%	5.21%	1.71%	2.27%	1.00%
Lipper Institutional
Money Market Funds	5.31	0.74	5.27	1.03	4.88	1.60	1.98	0.86
category average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 1/31/20, there were 127, 122, 119, 107, and 104 funds, respectively, in this Lipper category.

Short Term Investment Fund 7

Fund distribution information For the six-month period ended 1/31/20

Distributions	Class P
Number	6
Income	$0.009939
Capital gains	—
Total	$0.009939
Current rate (end of period)	Class P
Current dividend rate[1]	1.70%
Current 30-day SEC yield (with expense limitation)[2,3]	1.69
Current 30-day SEC yield (without expense limitation)[3]	1.43

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

2 For a portion of the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class P (2/19/13)
Net asset value	6.25%	0.88%	6.11%	1.19%	5.50%	1.80%	2.36%	1.05%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 7/31/19*	0.03%
Total annual operating expenses for the fiscal year ended 7/31/19	0.28%
Annualized expense ratio for the six-month period ended 1/31/20	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/20.

8 Short Term Investment Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 8/1/19 to 1/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,010.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/20, use the following calculation method. To find the value of your investment on 8/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,024.99

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Term Investment Fund 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage backed investments, in other investments with less attractive terms and yields.  Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.  Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

10 Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative rates

London Interbank Offered Rate [LIBOR] is set by the British Bankers Association (BBA). It is based on offered interbank deposit rates contributed in accordance with the instructions to BBA LIBOR contributor banks.

Secured Overnight Financing Rate [SOFR] is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements [repos]. SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Term Investment Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2020, Putnam employees had approximately $466,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Short Term Investment Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 13

The fund’s portfolio 1/31/20 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (39.0%)*	amount	Value
Interest in $60,000,000 tri-party repurchase agreement dated 1/31/20 with
Bank of Nova Scotia due 2/3/20 — maturity value of $60,007,850 for an effective yield of 1.570% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.375% to 3.000% and due dates ranging from 7/31/21 to 1/15/27,
valued at $61,208,066)	$60,000,000	$60,000,000
Interest in $75,000,000 tri-party repurchase agreement dated 1/31/20 with
Barclays Capital, Inc. due 2/3/20 — maturity value of $75,009,813 for an effective yield of 1.570% (collateralized by a U.S. Treasury note with
a coupon rate of 2.375% and a due date of 4/30/26, valued at $76,510,034)	75,000,000	75,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated
11/1/19 with BMO Capital Markets due 2/3/20 — maturity value of $50,202,222 for an effective yield of 1.600% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.375% to 4.375% and due dates
ranging from 2/15/20 to 8/15/48, valued at $51,206,322) Ŧ	50,000,000	50,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 1/31/20 with
BMO Capital Markets due 2/3/20 — maturity value of $100,013,250 for an effective yield of 1.590% (collateralized by various mortgage backed securities with coupon rates ranging from 2.260% to 6.100% and due dates
ranging from 2/1/28 to 5/20/69, valued at $102,013,516)	100,000,000	100,000,000
Interest in $54,000,000 tri-party term repurchase agreement dated
1/31/20 with BNP Paribas, 1.800% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.406% to 7.125%
and due dates ranging from 10/22/21 to perpetual maturity, valued at
$56,708,968) Ŧ (EG) (France)	54,000,000	54,000,000
Interest in $77,132,000 joint tri-party repurchase agreement dated 1/31/20 with
BNP Paribas due 2/3/20 — maturity value of $54,923,276 for an effective yield of 1.590% (collateralized by various mortgage backed securities, U.S. Treasury bills, U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from zero % to 5.000% and due dates ranging from 2/25/20 to 11/20/49, valued
at $78,685,165)	54,916,000	54,916,000
Interest in $406,342,000 joint tri-party repurchase agreement dated
1/31/20 with BofA Securities, Inc. due 2/3/20 — maturity value of $59,491,882 for an effective yield of 1.590% (collateralized by various mortgage backed securities with coupon rates ranging from 2.828% to 5.000% and due dates
ranging from 4/1/24 to 6/1/56, valued at $414,468,840)	59,484,000	59,484,000
Interest in $452,725,000 joint tri-party repurchase agreement dated
1/31/20 with Citigroup Global Markets, Inc. due 2/3/20 — maturity value of $133,510,688 for an effective yield of 1.590% (collateralized by various mortgage backed securities and a U.S. Treasury bond with coupon rates ranging from 2.000% to 8.500% and due dates ranging from 12/1/20 to 1/20/69,
valued at $461,779,500)	133,493,000	133,493,000
Interest in $180,000,000 tri-party repurchase agreement dated 1/31/20 with
Goldman, Sachs & Co. LLC due 2/3/20 — maturity value of $180,023,550 for an effective yield of 1.570% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 7.500% and due dates
ranging from 8/15/22 to 8/1/56, valued at $183,600,000)	180,000,000	180,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 1/31/20 with
JPMorgan Securities, LLC due 2/3/20 — maturity value of $50,006,625 for an effective yield of 1.590% (collateralized by various mortgage backed securities with coupon rates ranging from 2.819% to 7.000% and due dates
ranging from 5/1/23 to 5/1/44, valued at $51,006,757)	50,000,000	50,000,000

14 Short Term Investment Fund

	Principal
REPURCHASE AGREEMENTS (39.0%)* cont.	amount	Value
Interest in $200,000,000 tri-party repurchase agreement dated 1/31/20 with
JPMorgan Securities, LLC due 2/3/20 — maturity value of $200,026,167 for an effective yield of 1.570% (collateralized by a U.S. Treasury note with
a coupon rate of 1.500% and a due date of 8/15/26, valued at $204,026,700)	$200,000,000	$200,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated
1/31/20 with RBC Capital Markets, LLC, 1.830% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.150% to 9.400%
and due dates ranging from 2/1/21 to 2/12/55, valued at $26,254,293)
(Canada) Ŧ EG	25,000,000	25,000,000
Interest in $288,132,000 joint tri-party repurchase agreement dated
1/31/20 with Royal Bank of Canada due 2/3/20 — maturity value of
$168,154,277 for an effective yield of 1.590% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 4.500%
and due dates ranging from 8/1/37 to 1/15/55, valued at $293,933,581)	168,132,000	168,132,000
Total repurchase agreements (cost $1,210,025,000)		$1,210,025,000

		Maturity	Principal
COMMERCIAL PAPER (21.0%)*	Yield (%)	date	amount	Value
ABN AMRO Funding USA, LLC	1.831	3/2/20	$14,000,000	$13,980,084
ABN AMRO Funding USA, LLC	1.766	7/21/20	10,000,000	9,916,867
Australia & New Zealand Banking Group, Ltd. (Australia)	1.899	3/13/20	15,000,000	14,971,370
Bank of Nova Scotia (The) (Canada)	1.973	7/17/20	15,000,000	15,006,720
Bank of Nova Scotia (The) (Canada)	1.780	6/18/20	15,000,000	15,008,415
Berkshire Hathaway Energy Co.	1.732	2/25/20	16,000,000	15,981,233
BPCE SA (France)	1.867	5/6/20	15,000,000	14,932,880
Commonwealth Bank of Australia (Australia)	1.948	4/3/20	15,000,000	15,001,959
Commonwealth Bank of Australia (Australia)	1.943	3/16/20	20,000,000	20,002,974
Commonwealth Bank of Australia (Australia)	1.924	10/8/20	15,000,000	15,001,981
DNB Bank ASA (Norway)	1.963	7/22/20	15,000,000	15,011,815
ENGIE SA (France)	2.023	2/14/20	5,000,000	4,996,918
ENGIE SA (France)	1.931	2/11/20	7,500,000	7,496,402
ENGIE SA (France)	1.902	4/7/20	12,500,000	12,461,266
Export Development Canada (Canada)	1.868	4/21/20	15,000,000	14,949,105
Export Development Canada (Canada)	1.818	3/10/20	35,000,000	34,942,823
Export Development Canada (Canada)	1.816	5/20/20	15,000,000	14,928,179
GlaxoSmithKline Finance PLC (United Kingdom)	1.714	3/9/20	10,000,000	9,982,689
GlaxoSmithKline, LLC (United Kingdom)	1.787	2/18/20	17,500,000	17,485,878
HSBC USA, Inc.	1.933	2/21/20	7,000,000	7,000,667
ING (U.S.) Funding LLC	2.033	6/25/20	15,000,000	15,010,819
ING (U.S.) Funding LLC	2.003	4/2/20	15,000,000	15,004,155
Lloyds Bank PLC (United Kingdom)	2.033	5/7/20	16,000,000	16,007,758
Lloyds Bank PLC (United Kingdom)	1.929	5/5/20	8,000,000	7,965,103
National Australia Bank, Ltd. (Australia)	1.933	4/3/20	15,000,000	14,998,142
Nestle Finance International, Ltd. (Switzerland)	1.969	2/10/20	14,414,000	14,407,834
NRW.Bank (Germany)	2.019	2/20/20	16,000,000	15,985,956
NRW.Bank (Germany)	1.863	3/16/20	14,000,000	13,971,913
Pfizer, Inc.	1.763	5/5/20	17,500,000	17,430,729
Prudential PLC (United Kingdom)	1.832	4/20/20	17,000,000	16,938,309
Schlumberger Investment SA (Luxembourg)	1.939	3/12/20	17,000,000	16,970,281
Shell International Finance BV (Netherlands)	2.033	6/5/20	19,500,000	19,387,388
Societe Generale SA (France)	2.118	12/9/20	15,000,000	15,000,000

Short Term Investment Fund 15

		Maturity	Principal
COMMERCIAL PAPER (21.0%)* cont.	Yield (%)	date	amount	Value
Societe Generale SA (France)	2.103	6/3/20	$10,000,000	$10,000,000
Svenska Handelsbanken AB (Sweden)	2.018	12/2/20	31,500,000	31,517,951
Toronto-Dominion Bank (The) (Canada)	2.048	11/12/20	15,000,000	15,011,465
Total Capital Canada, Ltd. (Canada)	1.898	4/23/20	29,000,000	28,891,819
Toyota Motor Credit Corp.	1.963	3/2/20	16,000,000	16,002,112
UBS AG/London (United Kingdom)	2.103	8/6/20	15,000,000	15,005,349
UBS AG/London (United Kingdom)	1.857	2/7/20	15,000,000	14,995,333
Westpac Banking Corp. (Australia)	1.950	10/19/20	14,000,000	14,000,000
Westpac Banking Corp. (Australia)	1.890	8/28/20	16,000,000	16,013,495
Total commercial paper (cost $649,347,108)				$649,576,136

		Maturity	Principal
CERTIFICATES OF DEPOSIT (16.4%)*	Yield (%)	date	amount	Value
Bank of America, NA FRN	1.978	8/12/20	$15,000,000	$14,999,987
Bank of America, NA FRN	1.950	6/9/20	15,000,000	15,010,236
Bank of America, NA FRN	1.910	8/4/20	14,750,000	14,763,186
Bank of Montreal/Chicago, IL FRN (Canada)	2.044	11/18/20	16,000,000	16,012,482
Bank of Montreal/Chicago, IL FRN (Canada)	1.970	10/23/20	15,000,000	15,000,000
Bank of Montreal/Chicago, IL FRN (Canada)	1.964	8/7/20	17,500,000	17,513,319
Bank of Montreal/Chicago, IL FRN (Canada)	1.835	4/3/20	15,000,000	15,002,647
Bank of Nova Scotia/Houston FRN	2.032	11/4/20	16,000,000	16,010,704
Bank of Nova Scotia/Houston FRN M	1.940	2/16/21	15,000,000	14,999,895
Bank of Nova Scotia/Houston FRN M	1.937	2/12/21	16,000,000	15,999,882
Canadian Imperial Bank of Commerce FRN (Canada)	1.914	4/6/20	15,000,000	15,004,339
Canadian Imperial Bank of Commerce/
New York, NY FRN	1.910	9/30/20	15,000,000	15,000,000
Canadian Imperial Bank of Commerce/
New York, NY FRN	1.740	6/12/20	15,000,000	15,004,167
Cooperatieve Rabobank UA/NY FRN (Netherlands)	1.964	5/4/20	17,000,000	17,006,535
Goldman Sachs Bank USA/New York, NY FRN	1.940	12/10/20	15,000,000	15,000,000
HSBC Bank USA, NA FRN	1.954	3/5/20	21,000,000	21,003,529
HSBC Bank USA, NA FRN	1.924	2/5/20	5,000,000	5,000,272
Mizuho Bank, Ltd./New York, NY FRN	1.962	6/8/20	12,000,000	12,000,000
MUFG Bank, Ltd./New York, NY (Japan)	2.050	2/18/20	16,000,000	16,003,506
MUFG Bank, Ltd./New York, NY FRN (Japan)	1.834	2/20/20	17,000,000	17,001,716
Natixis SA/New York, NY FRN (France)	1.960	12/11/20	15,000,000	15,000,000
Royal Bank of Canada/New York, NY FRN (Canada)	2.016	12/3/20	7,000,000	7,003,427
Royal Bank of Canada/New York, NY FRN (Canada)	1.886	7/15/20	15,000,000	15,000,000
Skandinaviska Enskilda Banken AB/New York, NY FRN	1.854	7/20/20	15,000,000	15,006,826
State Street Bank & Trust Co. FRN	1.904	7/20/20	20,250,000	20,266,273
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.866	7/15/20	15,000,000	15,006,956
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.774	2/18/20	12,750,000	12,750,839
Toronto-Dominion Bank/NY FRN (Canada)	1.899	7/24/20	15,000,000	15,010,351
Toronto-Dominion Bank/NY FRN (Canada)	1.882	7/22/20	17,000,000	17,005,495
US Bank NA/Cincinnati, OH	1.763	4/1/20	17,500,000	17,500,870
US Bank NA/Cincinnati, OH FRN	1.873	3/30/20	15,000,000	15,000,662
Wells Fargo Bank, NA	2.000	2/12/20	8,000,000	8,001,108
Wells Fargo Bank, NA FRN M	2.020	2/5/21	16,000,000	16,001,588
Wells Fargo Bank, NA FRN	1.930	9/16/20	16,000,000	16,005,902
Total certificates of deposit (cost $507,750,279)				$507,896,699

16 Short Term Investment Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (14.1%)*	Yield (%)	date	amount	Value
Alpine Securitization, LLC	1.894	4/8/20	$14,000,000	$13,953,193
Atlantic Asset Securitization, LLC	1.909	3/11/20	15,000,000	14,973,050
Barclays Bank PLC CCP (United Kingdom)	2.054	2/21/20	12,000,000	11,988,954
Bedford Row Funding Corp.	2.061	2/6/20	7,000,000	6,998,161
Bedford Row Funding Corp.	1.943	3/27/20	15,000,000	15,002,450
CAFCO, LLC	2.011	3/9/20	13,000,000	12,978,044
CAFCO, LLC	1.866	5/11/20	15,000,000	14,931,783
CAFCO, LLC	1.859	3/2/20	5,000,000	4,993,111
Chariot Funding, LLC	1.861	3/12/20	15,000,000	14,972,205
Chariot Funding, LLC	1.859	3/10/20	17,000,000	16,970,055
Chariot Funding, LLC	1.859	3/2/20	17,000,000	16,976,270
CHARTA, LLC	2.020	2/14/20	13,000,000	12,991,916
CHARTA, LLC	1.859	3/4/20	7,000,000	6,989,656
CHARTA, LLC	1.748	4/13/20	11,000,000	10,963,062
Collateralized Commercial Paper V Co., LLC	1.919	4/27/20	15,000,000	14,937,723
Collateralized Commercial Paper V Co., LLC	1.810	10/23/20	25,000,000	25,000,000
CRC Funding, LLC	1.859	3/9/20	19,000,000	18,966,407
CRC Funding, LLC	1.859	3/6/20	15,000,000	14,975,602
Gotham Funding Corp. (Japan)	1.889	3/11/20	17,000,000	16,968,210
LMA-Americas, LLC (France)	1.926	3/24/20	15,000,000	14,964,335
LMA-Americas, LLC (France)	1.918	4/27/20	15,500,000	15,437,632
Manhattan Asset Funding Co., LLC (Japan)	1.879	3/9/20	16,000,000	15,972,387
Manhattan Asset Funding Co., LLC (Japan)	1.879	2/7/20	15,000,000	14,995,275
Manhattan Asset Funding Co., LLC (Japan)	1.859	2/21/20	7,692,000	7,684,731
MetLife Short Term Funding, LLC	1.868	5/6/20	15,500,000	15,433,371
MetLife Short Term Funding, LLC	1.857	4/20/20	21,000,000	20,926,407
MetLife Short Term Funding, LLC	1.837	5/4/20	8,000,000	7,966,411
MetLife Short Term Funding, LLC	1.815	5/8/20	9,490,000	9,448,252
Old Line Funding, LLC	1.928	4/23/20	17,500,000	17,434,032
Sheffield Receivables Co., LLC (United Kingdom)	2.014	4/16/20	13,000,000	12,953,344
Thunder Bay Funding, LLC	1.749	8/4/20	16,000,000	16,000,000
Total asset-backed commercial paper (cost $435,631,248)				$435,746,029

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%)*	Yield (%)	date	amount	Value
Federal Home Loan Banks unsec. discount notes	1.590	2/14/20	$38,900,000	$38,881,577
Federal Home Loan Banks unsec. discount notes	1.579	2/27/20	32,400,000	32,366,520
Federal Home Loan Banks unsec. discount notes	1.573	2/6/20	12,600,000	12,598,372
Total U.S. government agency obligations (cost $83,838,119)				$83,846,469

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (4.7%)*	Yield (%)	date	amount	Value
U.S. Treasury Bills	1.616	5/28/20	$50,000,000	$49,757,063
U.S. Treasury Notes M	1.836	10/31/21	35,000,000	35,103,374
U.S. Treasury Notes M	1.756	7/31/21	30,000,000	30,043,551
U.S. Treasury Notes M	1.675	4/30/21	29,250,000	29,262,326
Total U.S. treasury obligations (cost $144,006,973)				$144,166,314

Short Term Investment Fund 17

	Maturity	Principal
CORPORATE BONDS AND NOTES (1.6%)*	date	amount	Value
HSBC USA, Inc. sr. unsec. unsub. notes, 2.350%	3/5/20	$9,875,000	$9,880,728
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA
LIBOR USD 3 Month + 0.09%), 1.984%	9/14/20	17,000,000	17,009,933
Toyota Motor Credit Corp. sr. unsec. FRN Ser. MTN, (Secured
Overnight Funding Rate + 0.40%), 1.980%	10/23/20	15,000,000	15,011,757
Wells Fargo Bank, NA FRN, (Secured Overnight Funding Rate
+ 0.48%), 2.060%	3/25/20	9,000,000	9,001,364
Total corporate bonds and notes (cost $50,878,531)			$50,903,782

		Maturity	Principal
TIME DEPOSITS (0.6%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman
Islands (Cayman Islands)	1.570	2/3/20	$10,000,000	$10,000,000
Svenska Handelsbanken/New York, NY (Sweden)	1.550	2/3/20	10,000,000	10,000,000
Total time deposits (cost $20,000,000)				$20,000,000

TOTAL INVESTMENTS
Total investments (cost $3,101,477,258)	$3,102,160,429

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,099,317,459.

M This security’s effective maturity date is less than one year.

Ŧ Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

18 Short Term Investment Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.6%	Netherlands	1.2%
Canada	9.5	Germany	1.0
France	5.3	Luxembourg	0.5
United Kingdom	4.0	Norway	0.5
Australia	3.5	Switzerland	0.5
Japan	2.9	Cayman Islands	0.3
Sweden	2.2	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$435,746,029	$—
Certificates of deposit	—	507,896,699	—
Commercial paper	—	649,576,136	—
Corporate bonds and notes	—	50,903,782	—
Repurchase agreements	—	1,210,025,000	—
Time deposits	—	20,000,000	—
U.S. government agency obligations	—	83,846,469	—
U.S. treasury obligations	—	144,166,314	—
Totals by level	$—	$3,102,160,429	$—

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 19

Statement of assets and liabilities 1/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,891,452,258)	$1,892,135,429
Repurchase agreements (identified cost $1,210,025,000)	1,210,025,000
Cash	53,957
Interest and other receivables	2,170,713
Total assets	3,104,385,099

LIABILITIES
Payable for custodian fees (Note 2)	35,553
Payable for investor servicing fees (Note 2)	54,484
Payable for Trustee compensation and expenses (Note 2)	225,558
Payable for administrative services (Note 2)	30,614
Distributions payable to shareholders	4,599,546
Other accrued expenses	121,885
Total liabilities	5,067,640

Net assets	$3,099,317,459

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,098,827,546
Total distributable earnings (Note 1)	489,913
Total — Representing net assets applicable to capital shares outstanding	$3,099,317,459

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share
($3,099,317,459 divided by 3,098,827,546 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

20 Short Term Investment Fund

Statement of operations Six months ended 1/31/20 (Unaudited)

INVESTMENT INCOME
Interest	$30,615,717
Total investment income	30,615,717

EXPENSES
Compensation of Manager (Note 2)	3,829,310
Investor servicing fees (Note 2)	152,307
Custodian fees (Note 2)	15,173
Trustee compensation and expenses (Note 2)	61,014
Administrative services (Note 2)	49,929
Other	213,786
Fees waived and reimbursed by Manager (Note 2)	(3,829,310)
Total expenses	492,209
Expense reduction (Note 2)	(7,908)
Net expenses	484,301

Net investment income	30,131,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,273
Total net realized gain	1,273
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	480,817
Total change in net unrealized appreciation	480,817

Net gain on investments	482,090

Net increase in net assets resulting from operations	$30,613,506

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 21

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/20*	Year ended 7/31/19
Operations
Net investment income	$30,131,416	$67,974,105
Net realized gain on investments	1,273	13,985
Change in net unrealized appreciation (depreciation)
of investments	480,817	(42,184)
Net increase in net assets resulting from operations	30,613,506	67,945,906
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class P	(29,837,940)	(68,593,545)
Increase (decrease) from capital share transactions (Note 4)	270,272,107	(112,023,949)
Total increase (decrease) in net assets	271,047,673	(112,671,588)

NET ASSETS
Beginning of period	2,828,269,786	2,940,941,374
End of period	$3,099,317,459	$2,828,269,786

* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Short Term Investment Fund

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Short Term Investment Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class P
January 31, 2020**	$1.00	0.0100	—	0.0100	(0.0099)	(0.0099)	$1.00	1.00*	$3,099,317	.02*	1.00*	—*
July 31, 2019	1.00	0.0244	—	0.0244	(0.0246)	(0.0246)	1.00	2.49	2,828,270.03		2.44	—
July 31, 2018	1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	1.00	1.56	2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—
July 31, 2016	1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	1.00	.31	3,317,155.03		.31	—
July 31, 2015	1.00	0.0009	—	0.0009	(0.0008)	(0.0008)	1.00	.08	3,611,854.03		.09	12

* Not annualized.

** Unaudited.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
January 31, 2020	0.13%
July 31, 2019	0.25
July 31, 2018	0.25
July 31, 2017	0.25
July 31, 2016	0.25
July 31, 2015	0.25

The accompanying notes are an integral part of these financial statements.

24 Short Term Investment Fund	Short Term Investment Fund 25

Notes to financial statements 1/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through January 31, 2020.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that

26 Short Term Investment Fund

is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,236,910,372 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short Term Investment Fund 27

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $3,101,477,258, resulting in gross unrealized appreciation and depreciation of $684,786 and $1,615, respectively, or net unrealized appreciation of $683,171.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2020. During the reporting period, the fund waived $3,829,310 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,908 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,210, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

28 Short Term Investment Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $155,033,390,715 and $154,869,324,422, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$32,000,000	$—
U.S. government securities (Long-term)	65,010,711	—
Total	$97,010,711	$—

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	7,007,819,569	$7,007,819,569	12,827,313,069	$12,827,313,069
Shares issued in connection with
reinvestment of distributions	19	19	—	—
	7,007,819,588	7,007,819,588	12,827,313,069	12,827,313,069
Shares repurchased	(6,737,547,481)	(6,737,547,481)	(12,939,337,018)	(12,939,337,018)
Net increase (decrease)	270,272,107	$270,272,107	(112,023,949)	$(112,023,949)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 29

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BMO Capital Markets	BNP Paribas	BofA Securities, Inc.	Citigroup Global Markets, Inc.	Goldman, Sachs& Co. LLC	JPMorgan Securities, LLC	RBC Capital Markets, LLC	Royal Bank of Canada	Total
Assets:
Repurchase agreements**	$60,000,000	$75,000,000	$150,000,000	$108,916,000	$59,484,000	$133,493,000	$180,000,000	$250,000,000	$25,000,000	$168,132,000	$1,210,025,000
Total Assets	$60,000,000	$75,000,000	$150,000,000	$108,916,000	$59,484,000	$133,493,000	$180,000,000	$250,000,000	$25,000,000	$168,132,000	$1,210,025,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$60,000,000	$75,000,000	$150,000,000	$108,916,000	$59,484,000	$133,493,000	$180,000,000	$250,000,000	$25,000,000	$168,132,000	$1,210,025,000
Total collateral received (pledged)†##	$60,000,000	$75,000,000	$150,000,000	$108,916,000	$59,484,000	$133,493,000	$180,000,000	$250,000,000	$25,000,000	$168,132,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$61,208,066	$76,510,034	$153,219,838	$112,730,781	$60,673,680	$136,162,860	$183,600,000	$255,033,457	$26,254,293	$171,517,363	$1,236,910,372
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

30 Short Term Investment Fund	Short Term Investment Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA117 320183 3/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2020